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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 18, 2005

                            The Gymboree Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                   000-21250                 942615258
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

       500 Howard Street, San Francisco, CA                        94105
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     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (415) 278-7000


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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 18, 2005, The Gymboree Corporation issued an earnings release announcing its financial results for the second fiscal quarter ended July 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

     The information furnished in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

99.1  Earnings release of The Gymboree Corporation issued August 18, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 THE GYMBOREE CORPORATION

Date: August 18, 2005                            By: /s/ BLAIR W. LAMBERT
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                                                     Blair W. Lambert
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

99.1  Earnings release of The Gymboree Corporation issued August 18, 2005.

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